UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07899 and 811-07885

Name of Fund: BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1 –	Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock S&P 500 Index Fund OF BLACKROCK INDEX FUNDS, INC. SEMI-ANNUAL REPORT JUNE 30, 2009 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more — between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month

US equities (S&P 500 Index)	3.16%	(26.21)%

Small cap US equities (Russell 2000 Index)	2.64	(25.01)

International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

     Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2009

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2009, the Fund generated returns, through its investment in Master S&P 500 Index Series (the “Series”), of 3.00% and 2.91%, for Institutional and Investor A Shares respectively, underperforming the benchmark Standard & Poor’s (S&P) 500 Index, which returned 3.16%. The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of business. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Fund’s respective share classes differ from the benchmark in part due to individual share class expenses.

Describe the market environment.

•

The first six months of 2009 were marked by a notable shift in investor sentiment. Early in the year, investors wondered if the United States was in the midst of a depression, if the financial system as a whole was about to collapse and if the entire US banking system would have to be nationalized. By June 30, most observers were wondering what the economic recovery will look like, how fast and widespread it might be and where attractive opportunities could lie.

•

To recap, the six months saw stocks sink deeply in January and February as economic data continued to worsen and investors grew uncertain as to policymakers’ next steps in combating the credit crisis. Sentiment improved noticeably in March on the back of new program announcements by the US Treasury Department and the Federal Reserve (the “Fed”), as well as better-than-expected economic data, particularly in retail sales, consumer confidence and select areas of the housing market. Coincident with signs of improving economic conditions, we also saw a significant rise in oil prices. Prices nearly doubled over the course of May and into early June, as oil approached the $70-per-barrel mark.

•

After a dismal first quarter, stocks came back strongly in the second three months, posting positive quarterly results for the first time in well over a year. From their low point on March 6, most markets around the world were up roughly 40% or more by the close of the period. In the United States, the Dow Jones Industrial Average ended the quarter at 8,447, representing a gain of 11.95%. On a year-to-date basis through June 30, however, the Dow was still down 2.01%. The S&P 500 Index managed to record a 15.93% gain for the second quarter, which pushed it into positive territory for the year, up 3.16%. The Nasdaq Composite performed even better, climbing 20.33% to end the quarter at 1,835, representing a 16.98% return year-to-date through June 30.

•

For its part, the Fed maintained the target range for the federal funds rate at 0% to 0.25% throughout the period, and reiterated its expectation that the key short-term rate will remain at exceptionally low levels for an extended period. The Fed’s statement following its most recent policy meeting in late June contained few changes, but did include a slightly more optimistic economic outlook, less angst about deflation risk and no change in current balance sheet policies. However, the central bank commented that it “is monitoring the size and composition of its balance sheet and will make adjustments to its credit and liquidity programs as warranted.”

•

In this environment, four of the 10 sectors within the S&P 500 Index recorded positive returns for the six months. Cyclical stocks led the way, with increases in information technology 24.86%, materials 13.89% and consumer discretionary 8.58% emerging as the best performers. Health care also posted a slight gain of 0.17%. Of the remaining sectors, industrials (5.93)%, telecommunication services (3.96)% and financials (3.41)% were the most notable laggards.

Describe recent portfolio activity.

•

Throughout the six-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe portfolio positioning at period end.

•	In keeping with its investment objective, the Series remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including advisory fees and administration fees, if any.

[2]	The Fund invests all of its assets in the Series of Quantitative Master Series LLC. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2009

	6-Month Total Returns	Average Annual Total Returns[4]

		1 Year	5 Year	10 Years

Institutional	3.00%	(26.40)%	(2.51)%	(2.53)%
Investor A	2.91	(26.58)	(2.75)	(2.78)
S&P 500 Index	3.16	(26.21)	(2.24)	(2.22)

[4]

Average annual total returns reflect reductions for service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[5]

Institutional	$1,000	$1,030.00	$1.86	$1,000	$1,022.97	$1.86
Investor A	$1,000	$1,029.10	$3.12	$1,000	$1,021.73	$3.11

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.37% for Institutional and 0.62% for Investor A), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge.Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Statement of Assets and Liabilities	BlackRock S&P 500 Index Fund

June 30, 2009 (Unaudited)

Assets

Investment at value — Master S&P 500 Index Series (the “Series”) (cost — $1,467,468,377)	$1,416,846,619
Capital shares sold receivable	3,494,247
Withdrawals receivable from the Series	2,600,850
Prepaid expenses	22,945

Total assets	1,422,964,661

Liabilities

Capital shares redeemed payable	6,095,097
Administration fees payable	287,684
Distribution fees payable	118,902
Other affiliates payable	17,929
Officer’s and Directors’ fees payable	137
Other accrued expenses payable	452,400

Total liabilities	6,972,149

Net Assets	$1,415,992,512

Net Assets Consist of

Paid-in capital	$1,712,521,489
Undistributed net investment income	15,284,470
Accumulated net realized loss allocated from the Series	(261,191,689)
Net unrealized appreciation/depreciation allocated from the Series	(50,621,758)

Net Assets	$1,415,992,512

Net Asset Value

Institutional — Based on net assets of $825,129,486 and 72,832,297 shares outstanding, 250 million shares authorized, $0.0001 par value	$11.33

Investor A — Based on net assets of $590,863,026 and 52,285,181 shares outstanding, 250 million shares authorized, $0.0001 par value	$11.30

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	7

Statement of Operations	BlackRock S&P 500 Index Fund

Six Months Ended June 30, 2009 (Unaudited)

Investment Income

Net investment income allocated from the Series:
Dividends	$16,854,544
Foreign tax withheld	(7,194)
Securities lending — affiliated	294,999
Income — affiliated	98,377
Expenses	(273,798)

Total income	16,966,928

Expenses

Administration	1,604,943
Service — Investor A	694,877
Transfer agent — Institutional	234,189
Transfer agent — Investor A	190,837
Registration	62,820
Printing	40,124
Professional	4,998
Officer and Directors	245
Miscellaneous	7,184

Total expenses	2,840,217

Net investment income	14,126,711

Realized and Unrealized Gain (Loss) Allocated from the Series

Net realized loss from investments and financial futures contracts	(69,800,797)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	100,465,967

Total realized and unrealized gain	30,665,170

Net Increase in Net Assets Resulting from Operations	$44,791,881

See Notes to Financial Statements.

8	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Statements of Changes in Net Assets	BlackRock S&P 500 Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

Operations

Net investment income	$14,126,711	$42,848,046
Net realized loss	(69,800,797)	(20,544,529)
Net change in unrealized appreciation/depreciation	100,465,967	(989,955,628)

Net increase (decrease) in net assets resulting from operations	44,791,881	(967,652,111)

Dividends to Shareholders From

Net investment income:
Institutional	—	(28,508,857)
Investor A	—	(13,949,473)

Decrease in net assets resulting from dividends to shareholders	—	(42,458,330)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(22,245,876)	(305,850,010)

Net Assets

Total increase (decrease) in net assets	22,546,005	(1,315,960,451)
Beginning of period	1,393,446,507	2,709,406,958

End of period	$1,415,992,512	$1,393,446,507

End of period undistributed net investment income	$15,284,470	$1,157,759

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	9

Financial Highlights	BlackRock S&P 500 Index Fund

	Institutional

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.00	$18.01	$17.40	$15.29	$14.84	$13.64

Net investment income[1]	0.11	0.31	0.30	0.26	0.23	0.24
Net realized and unrealized gain (loss)	0.22	(7.01)	0.62	2.11	0.46	1.19

Net increase (decrease) from investment operations	0.33	(6.70)	0.92	2.37	0.69	1.43

Dividends from net investment income	—	(0.31)	(0.31)	(0.26)	(0.24)	(0.23)

Net asset value, end of period	$11.33	$11.00	$18.01	$17.40	$15.29	$14.84

Total Investment Return

Based on net asset value	3.00%[2]	(37.20)%	5.29%	15.49%	4.63%	10.55%

Ratios to Average Net Assets[3]

Total expenses	0.37%[4]	0.35%	0.34%	0.35%	0.35%	0.34%

Net investment income	2.27%[4]	2.00%	1.64%	1.61%	1.52%	1.68%

Supplemental Data

Net assets, end of period (000)	$825,129	$813,527	$1,779,030	$1,699,791	$1,544,023	$1,653,423

Portfolio turnover of the Series	4%	8%	4%	4%	11%	6%

[1]	Based on average shares outstanding.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[4]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Financial Highlights (concluded)	BlackRock S&P 500 Index Fund

	Investor A

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.98	$17.96	$17.36	$15.26	$14.81	$13.62

Net investment income[1]	0.10	0.27	0.25	0.22	0.19	0.20
Net realized and unrealized gain (loss)	0.22	(6.98)	0.61	2.10	0.46	1.19

Net increase (decrease) from investment operations	0.32	(6.71)	0.86	2.32	0.65	1.39

Dividends from net investment income	—	(0.27)	(0.26)	(0.22)	(0.20)	(0.20)

Net asset value, end of period	$11.30	$10.98	$17.96	$17.36	$15.26	$14.81

Total Investment Return

Based on net asset value	2.91%[2]	(37.36)%	4.97%	15.18%	4.38%	10.22%

Ratios to Average Net Assets[3]

Total expenses	0.62%[4]	0.60%	0.60%	0.60%	0.60%	0.59%

Net investment income	2.00%[4]	1.75%	1.38%	1.36%	1.27%	1.42%

Supplemental Data

Net assets, end of period (000)	$590,863	$579,920	$930,377	$969,213	$896,796	$939,608

Portfolio turnover of the Series	4%	8%	4%	4%	11%	6%

[1]	Based on average shares outstanding.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

[4]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	11

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Index Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Summary Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Fund at June 30, 2009 was 72.5%. The Fund offers multiple classes of shares. Institutional Shares are generally sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a front-end sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares and have exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions were used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investment:

Valuation Inputs	Investment in the Series

Assets

Level 1	—
Level 2	$1,146,846,619
Level 3	—

Total	$1,146,846,619

Investment Transactions and Net Investment Income: Investment transactions in the Series are accounted for on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement

12	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Notes to Financial Statements (continued)	BlackRock S&P 500 Index Fund

provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Corporation, on behalf of the Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.245% of the Fund’s average daily net assets.

The Administrator has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding service fees) will not exceed 0.40%. This arrangement has a one-year term and is renewable.

The Corporation, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BIL an ongoing service fee with respect to Investor A Shares. The fee is accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with BIL, broker-dealers and BIL provide shareholder servicing to the Fund. The ongoing service fee compensates BIL and each broker-dealer for providing shareholder servicing services to Investor A.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings; as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2009, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center Fees

Institutional	$4,134
Investor A	$7,227

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for its allocated share of compensation paid to the Corporation’s Chief Compliance Officer.

3. Capital Loss Carryforward:

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$3,255,552
2011	7,823,922
2012	21,618,948
2013	28,402,088
2014	26,517,609

Total	$87,618,119

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	13

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index Fund

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	21,135,759	$218,446,699	38,049,016	$551,610,604
Shares issued to shareholders in reinvestment of dividends	—	—	2,486,856	27,497,073

Total issued	21,135,759	218,446,699	40,535,872	579,107,677
Shares redeemed	(22,275,592)	(229,012,208)	(65,367,132)	(900,768,886)

Net decrease	(1,139,833)	$(10,565,509)	(24,831,260)	$(321,661,209)

Investor A

Shares sold	11,777,740	$114,323,375	18,980,933	$282,115,397
Shares issued to shareholders in reinvestment of dividends	—	—	1,152,672	12,743,352

Total issued	11,777,740	114,323,375	20,133,605	294,858,749
Shares redeemed	(12,287,267)	(126,003,742)	(19,127,902)	(279,047,550)

Net increase (decrease)	(509,527)	$(11,680,367)	1,005,703	$15,811,199

5. Subsequent Events:

The Fund paid an ordinary income dividend on July 24, 2009 to shareholders of record on July 22, 2009 in the following amounts:

Amount

Institutional	$0.009333
Investor A	$0.009333

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through August 25, 2009, the date the financial statements were issued.

14	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Portfolio Information	Master S&P 500 Index Series

As of June 30, 2009

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	4%
Microsoft Corp.	2
Johnson & Johnson	2
The Procter & Gamble Co.	2
AT&T Inc.	2
International Business Machines Corp.	2
JPMorgan Chase & Co.	2
Chevron Corp.	2
Apple, Inc.	2
General Electric Co.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Health Care	14
Financials	14
Energy	12
Consumer Staples	12
Industrials	10
Consumer Discretionary	9
Utilities	4
Telecommunication Services	4
Materials	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine sector sub-classifications for reporting ease.

Derivative Instruments

The Series may invest in various derivative instruments, including financial futures contracts and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	15

Summary Schedule of Investments June 30, 2009 (Unaudited)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

This summary schedule of investments is presented to help investors focus on the Series’ principal holdings. It includes the Series’ 50 largest holdings and each investment of any issuer that exceeds 1% of the Series’ net assets, and affiliated investments. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission (“SEC”). A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Industry	Common Stocks	Shares	Value	Percent

Aerospace & Defense	United Technologies Corp.	227,111	$11,800,688	0.6%
	Other Securities		42,109,374	2.2

			53,910,062	2.8

Air Freight & Logistics	United Parcel Service, Inc. Class B	240,387	12,016,946	0.6
	Other Securities		8,030,133	0.4

			20,047,079	1.0

Airlines	Other Securities		1,217,928	0.1

Auto Components	Other Securities		3,794,955	0.2

Automobiles	Other Securities		5,560,941	0.3

Beverages	The Coca-Cola Co.	479,983	23,034,384	1.2
	PepsiCo, Inc.	377,224	20,732,231	1.1
	Other Securities		6,853,998	0.3

			50,620,613	2.6

Biotechnology	Amgen, Inc. (a)	244,040	12,919,478	0.7
	Gilead Sciences, Inc. (a)	219,982	10,303,957	0.5
	Other Securities		13,081,664	0.7

			36,305,099	1.9

Building Products	Other Securities		863,225	0.0

Capital Markets	The Bank of New York Mellon Corp.	288,177	8,446,468	0.4
	The Goldman Sachs Group, Inc.	121,373	17,895,235	0.9
	Morgan Stanley	325,833	9,289,499	0.5
	Other Securities		23,272,468	1.2

			58,903,670	3.0

Chemicals	Monsanto Co.	132,372	9,840,534	0.5
	Other Securities		25,275,025	1.3

			35,115,559	1.8

Commercial Banks	The PNC Financial Services Group, Inc. (b)	110,939	4,305,543	0.2
	Wells Fargo & Co.	1,122,547	27,232,990	1.4
	Other Securities		20,323,432	1.1

			51,861,965	2.7

Commercial Services & Supplies	Other Securities		10,655,244	0.5

Communications Equipment	Cisco Systems, Inc. (a)	1,390,504	25,918,995	1.3
	QUALCOMM, Inc.	399,001	18,034,845	0.9
	Other Securities		8,612,519	0.5

			52,566,359	2.7

Computers & Peripherals	Apple, Inc. (a)	215,103	30,637,120	1.6
	Hewlett-Packard Co.	575,311	22,235,770	1.1
	International Business Machines Corp.	318,591	33,267,272	1.7
	Other Securities		19,197,408	1.0

			105,337,570	5.4

Construction & Engineering	Other Securities		4,599,409	0.2

Construction Materials	Other Securities		1,278,863	0.1

Consumer Finance	Other Securities		11,319,659	0.6

Containers & Packaging	Other Securities		4,168,617	0.2

Distributors	Other Securities		1,312,095	0.1

Diversified Consumer Services	Other Securities		3,938,456	0.2

See Notes to Financial Statements.

16	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Summary Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Diversified Financial Services	Bank of America Corp. (c)	1,949,752	$25,736,726	1.3%
	JPMorgan Chase & Co.	940,547	32,082,058	1.7
	Other Securities		15,640,214	0.8

			73,458,998	3.8

Diversified Telecommunication Services	AT&T Inc.	1,422,991	35,347,096	1.8
	Verizon Communications, Inc.	684,857	21,045,656	1.1
	Other Securities		5,143,216	0.2

			61,535,968	3.1

Electric Utilities	Other Securities		45,284,301	2.3

Electrical Equipment	Other Securities		8,340,482	0.4

Electronic Equipment, Instruments & Components	Other Securities		10,779,818	0.6

Energy Equipment & Services	Schlumberger Ltd.	288,790	15,626,427	0.8
	Other Securities		19,595,784	1.0

			35,222,211	1.8

Food & Staples Retailing	CVS Caremark Corp.	350,952	11,184,840	0.6
	Wal-Mart Stores, Inc.	538,009	26,061,156	1.3
	Other Securities		21,758,165	1.1

			59,004,161	3.0

Food Products	Kraft Foods, Inc.	355,051	8,996,992	0.5
	Other Securities		25,425,478	1.3

			34,422,470	1.8

Gas Utilities	Other Securities		2,816,441	0.1

Health Care Equipment & Supplies	Medtronic, Inc.	269,557	9,404,844	0.5
	Other Securities		30,372,685	1.5

			39,777,529	2.0

Health Care Providers & Services	Other Securities		42,150,250	2.2

Health Care Technology	Other Securities		555,003	0.0

Hotels, Restaurants & Leisure	McDonald’s Corp.	266,001	15,292,397	0.8
	Other Securities		14,763,733	0.7

			30,056,130	1.5

Household Durables	Other Securities		6,926,742	0.4

Household Products	Colgate-Palmolive Co.	120,484	8,523,038	0.4
	The Procter & Gamble Co.	702,694	35,907,663	1.8
	Other Securities		7,118,595	0.4

			51,549,296	2.6

IT Services	Other Securities		20,019,222	1.0

Independent Power Producers & Energy Traders	Other Securities		3,438,132	0.2

Industrial Conglomerates	3M Co.	167,485	10,065,849	0.5
	General Electric Co.	2,553,037	29,921,594	1.6
	Other Securities		570,307	0.0

			40,557,750	2.1

Insurance	Other Securities		45,334,335	2.3

Internet & Catalog Retail	Other Securities		7,248,703	0.4

Internet Software & Services	Google, Inc. Class A (a)	57,889	24,405,424	1.2
	Other Securities		11,375,991	0.6

			35,781,415	1.8

Leisure Equipment & Products	Other Securities		2,323,561	0.1

Life Sciences Tools & Services	Other Securities		8,532,633	0.4

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	17

Summary Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Machinery	Other Securities		$27,493,406	1.4%

Media	Comcast Corp. Class A	695,566	10,078,751	0.5
	Walt Disney Co.	448,240	10,457,439	0.6
	Other Securities		29,692,717	1.5

			50,228,907	2.6

Metals & Mining	Other Securities		18,119,438	0.9

Multi-Utilities	Other Securities		27,856,645	1.4

Multiline Retail	Other Securities		16,036,519	0.8

Office Electronics	Other Securities		1,346,291	0.1

Oil, Gas & Consumable Fuels	Chevron Corp.	483,329	32,020,546	1.6
	ConocoPhillips	357,405	15,032,454	0.8
	Exxon Mobil Corp. (d)	1,176,427	82,244,012	4.2
	Occidental Petroleum Corp.	195,619	12,873,686	0.7
	Other Securities		63,658,998	3.2

			205,829,696	10.5

Paper & Forest Products	Other Securities		3,794,124	0.2

Personal Products	Other Securities		3,570,062	0.2

Pharmaceuticals	Abbott Laboratories	372,554	17,524,940	0.9
	Bristol-Myers Squibb Co.	477,631	9,700,686	0.5
	Eli Lilly & Co.	244,056	8,454,100	0.4
	Johnson & Johnson	664,337	37,734,342	1.9
	Merck & Co., Inc.	512,025	14,316,219	0.7
	Pfizer, Inc.	1,633,130	24,496,950	1.3
	Schering-Plough Corp.	395,222	9,927,977	0.5
	Wyeth	323,434	14,680,669	0.8
	Other Securities		7,804,336	0.4

			144,640,219	7.4

Professional Services	Other Securities		3,126,239	0.2

Real Estate Investment Trusts (REITs)	Other Securities		18,624,899	1.0

Real Estate Management & Development	Other Securities		467,916	0.0

Road & Rail	Other Securities		18,169,101	0.9

Semiconductors & Semiconductor Equipment	Intel Corp.	1,346,453	22,283,797	1.2
	Other Securities		25,859,678	1.3

			48,143,475	2.5

Software	Microsoft Corp.	1,845,187	43,860,095	2.2
	Oracle Corp.	913,019	19,556,867	1.0
	Other Securities		19,420,242	1.0

			82,837,204	4.2

Specialty Retail	Home Depot, Inc.	409,373	9,673,484	0.5
	Other Securities		27,823,424	1.4

			37,496,908	1.9

Textiles, Apparel & Luxury Goods	Other Securities		8,840,778	0.5

Thrifts & Mortgage Finance	Other Securities		2,940,986	0.1

Tobacco	Philip Morris International, Inc.	472,937	20,629,512	1.1
	Other Securities		12,297,149	0.6

			32,926,661	1.7

Trading Companies & Distributors	Other Securities		2,290,330	0.1

Wireless Telecommunication Services	Other Securities		7,169,497	0.4

	Total Long-Term Investments (Cost — $2,211,819,371)		1,940,442,220	99.3

See Notes to Financial Statements.

18	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Summary Schedule of Investments (concluded)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value	Percent

BlackRock Liquidity Funds, TempFund, 0.45% (b)(e)	21,519,893	$21,519,893	1.1%

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.55% (b)(e)(f)	$63,071	63,071,050	3.2

Total Short-Term Securities (Cost — $84,590,943)		84,590,943	4.3

Total Investments (Cost — $2,296,410,314*)		2,025,033,163	103.6
Liabilities in Excess of Other Assets		(70,173,579)	(3.6)

Net Assets		$1,954,859,584	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,818,699,051

Gross unrealized appreciation	$733,713,065
Gross unrealized depreciation	(527,378,953)

Net unrealized appreciation	$206,334,112

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Loss	Income

BlackRock Liquidity Funds, TempFund	$21,519,893	[1]	—		—	$30,470
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$36,541,122	[2]	—	$26,836
BlackRock Liquidity Series, LLC Money Market Series	$34,215,405	[1]	—		—	$409,275
The PNC Financial Services Group, Inc.	$3,886,138		$1,980,582		$(1,856,191)	$79,514

[1]	Represents net purchase cost.

[2]	Represents net sale cost.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash proceeds from securities loans.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease.

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

84	S&P 500 Index	September 2009	$19,478,199	$(252,699)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Series’ investments:

Valuation Inputs	investments In Securities

Assets

Level 1:
Long-Term Investments[1]	$1,940,441,995
Short-Term Securities	21,519,893

Total Level 1	1,961,961,888

Level 2:
Long-Term Investments:
Electric Utilities	225
Short-Term Securities	63,071,050

Total Level 2	63,071,275

Level 3	—

Total	$2,025,033,163

Valuation Inputs	Other Financial Instruments[2]

Liabilities

Level 1	$(252,699)
Level 2	—
Level 3	—

Total	$(252,699)

[1]	See above Schedule of Investments for values in each industry, excluding the industry in Level 2 within the table.

[2]	Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	19

Statement of Assets and Liabilities	Master S&P 500 Index Series

June 30, 2009 (Unaudited)

Assets

Investments at value — unaffiliated (including securities loaned of $59,914,016) (cost — $2,206,294,622)	$1,936,136,677
Investments at value — affiliated (cost — $90,115,692)	88,896,486
Cash	13,300
Investments sold receivable	3,629,865
Dividends receivable	2,735,163
Securities lending income receivable — affiliated	223,611
Prepaid expenses	78,420
Other assets	13,773

Total assets	2,031,727,295

Liabilities

Collateral at value — securities loaned	63,071,050
Withdrawals payable to investors	10,035,402
Investments purchased payable	3,420,642
Margin variation payable	151,204
Other affiliates payable	8,850
Investment advisory fees payable	7,255
Other accrued expenses payable	157,348
Other liabilities payable	15,960

Total liabilities	76,867,711

Net Assets	$1,954,859,584

Net Assets Consist of

Investors’ capital	$2,226,489,434
Net unrealized appreciation/depreciation	(271,629,850)

Net Assets	$1,954,859,584

See Notes to Financial Statements.

20	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Statement of Operations	Master S&P 500 Index Series

Six Months Ended June 30, 2009 (Unaudited)

Investment Income

Dividends	$23,458,513
Foreign tax withheld	(10,022)
Securities lending — affiliated	409,275
Income — affiliated	136,820

Total income	23,994,586

Expenses

Accounting services	187,827
Investment advisory	91,097
Professional	49,405
Custodian	45,627
Officer and Directors	19,392
Registration	9,688
Printing	3,011
Miscellaneous	23,922

Total expenses	429,969
Less fees waived by advisor	(49,245)

Total expenses after fees waived	380,724

Net investment income	23,613,862

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(47,283,231)
Investments — affiliated	(1,856,191)
Financial futures contracts	917,391

(48,222,031)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	89,677,824
Investments — affiliated	(1,762,514)
Financial futures contracts	(1,147,946)

86,767,364

Total realized and unrealized gain	38,545,333

Net Increase in Net Assets Resulting from Operations	$62,159,195

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	21

Statements of Changes in Net Assets	Master S&P 500 Index Series

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

Operations

Net investment income	$23,613,862	$70,724,863
Net realized loss	(48,222,031)	(113,415,607)
Net change in unrealized appreciation/depreciation	86,767,364	(1,271,188,078)

Net increase (decrease) in net assets resulting from operations	62,159,195	(1,313,878,822)

Capital Transactions

Proceeds from contributions	368,402,345	937,675,170
Fair value of withdrawals	(429,550,290)	(1,391,118,850)

Net decrease in net assets derived from capital transactions	(61,147,945)	(453,443,680)

Net Assets

Total increase (decrease) in net assets	1,011,250	(1,767,322,502)
Beginning of period	1,953,848,334	3,721,170,836

End of period	$1,954,859,584	$1,953,848,334

See Notes to Financial Statements.

22	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Financial Highlights	Master S&P 500 Index Series

	Six Months Ended June 30, 2009 (Unaudited)

		Year Ended December 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	3.20%[1]	(36.92)%	5.56%	15.85%	4.96%	10.90%

Ratios to Average Net Assets

Total expenses	0.05%[2]	0.04%	0.04%	0.04%	0.03%	0.03%

Total expenses after fees waived and paid indirectly	0.04%[2]	0.04%	0.03%	0.04%	0.03%	0.03%

Net investment income	2.59%[2]	2.31%	1.95%	1.92%	1.84%	1.99%

Supplemental Data

Net assets, end of period (000)	$1,954,860	$1,953,848	$3,721,171	$2,810,633	$2,945,782	$2,938,391

Portfolio turnover	4%	8%	4%	4%	11%	6%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	23

Notes to Financial Statements (Unaudited)	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”) is part of Quantitative Master Series LLC (the “Master LLC”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Master LLC’s Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Series values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Series may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Series may be required to deliver and/or receive additional collateral.

Securities Lending: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. The Series may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

24	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Notes to Financial Statements (continued)	Master S&P 500 Index Series

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Series’ US federal tax returns remain open for the four years ended December 31, 2008. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Series’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Series may engage in various portfolio investment strategies both to increase the return of the Series and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Series may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Series and its counterparty. The ISDA allows the Series to offset with its counterparty the Series derivative financial instruments’ payables and/or receivables with collateral held. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Series is subject to equity risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts: The Series may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

Values of Derivative Instruments as of June 30, 2009*

	Liability Derivatives

	Balance Sheet Location	Value

Equity contracts**	Net unrealized appreciation/ depreciation	$252,699

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2009

Net Realized Gain From Derivatives Recognized in Income

Financial Futures Contracts

Equity contracts	$917,391

Net Change in Unrealized Depreciation on Derivatives Recognized in Income

Financial Futures Contracts

Equity contracts	$(1,147,946)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	25

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets. However, the Manager has entered into a contract with the Master LLC, on behalf of the Series, that provides that the investment advisory fee for the Series, when combined with the administrative fee of a certain feeder fund, will not exceed a specified amount. As a result, the Series pays a monthly fee at an annual rate of 0.005% of the average daily value of the Series’ net assets. The waiver is included in fees waived by advisor in the Statement of Operations and totaled $45,549.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statement of Operations and totaled $3,696.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Manager.

For the six months ended June 30, 2009, the Series reimbursed the Manager $18,018 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Series has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities. The Series has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2009, BIM received $107,146 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Series reimburses the Manager for its allocated share of compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2009, were $75,325,589 and $90,873,351, respectively.

5. Short-Term Borrowings:

The Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Series pays a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Series did not borrow under the credit agreement during the six months ended June 30, 2009.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Series’ Statement of Assets and Liabilities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through August 25, 2009, the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

26	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master S&P 500 Index Series (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Master Portfolio. BlackRock S&P 500 Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), currently invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement. The Fund does not require investment advisory services since all investments are made at the Master Portfolio level.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For ease and clarity of presentation, the Board of Directors of the Master LLC and the Board of Directors of the Corporation, each of which are comprised of the same thirteen individuals, are herein referred to individually as a “Board” and collectively as the “Boards” and the members of the Boards are referred to as the “Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Boards are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and/or the Master Portfolio and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund and/or Master Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s and the Master Portfolio’s investment objective, policies and restrictions, (e) each of the Corporation’s and the Master LLC’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Corporation’s and the Master LLC’s respective valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fallout benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund and/or the Master Portfolio to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 16, 2009, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21 – 22, 2009 Board meeting.

At an in-person meeting held on May 21 – 22, 2009, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2010. The Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Boards considered all factors they believed relevant with respect to the Fund and/or the Master Portfolio, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and the Master Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund and the Master Portfolio; (d) economies of scale; and (e) other factors.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund and the Master Portfolio. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master Portfolio. BlackRock and its affiliates provide the Fund and the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Fund and the Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund, the Master Portfolio and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Fund and the Master Portfolio. In preparation for the April 16, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of the Fund and the Master Portfolio throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

28	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Boards noted that the Fund’s performance was below the median of its Lipper Performance Universe for the one-, three- and five-year periods reported. The Boards and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Boards were informed that, among other things, over the one-, three-, and five-year periods, the Fund met its objective of matching the return of the S&P 500 Index, on a gross basis. The Fund’s risk characteristics are similar to those of the S&P 500 Index.

The Boards and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Master Portfolio: The Boards, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund and the Master Portfolio. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and/or the Master Portfolio. The Boards reviewed BlackRock’s profitability with respect to the Master Portfolio and each fund the Boards currently oversee for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Fund and the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and the Master Portfolio. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards noted that the contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Boards noted that BlackRock has contractually agreed to waive or reimburse advisory and/or administration fees for the Master Portfolio/ Fund. The Boards further noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the Fund’s total net expenses on a class basis.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund and the Master Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund and the Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Master Portfolio. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

E. Other Factors: The Boards also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund and the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund and the Master Portfolio, including for administrative, transfer agency and distribution services. The Boards also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Master Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

30	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chairman of the Audit Committee and Director
Frederick W. Winter, Director
Donald C. Burke, Fund/Master LLC President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund/Master LLC
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Custodian
State Street Bank and Trust Company Boston, MA 02266

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc. Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Sidley Austin LLP New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC retired. The Fund’s and Master LLC’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and Master LLC.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	31

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

32	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government
Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK S&P 500 INDEX FUND	JUNE 30, 2009

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#Index 4-6/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) Schedule of Investments – Master S&P 500 Index Series.

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Aerospace & Defense - 2.8%	Boeing Co.	175,261	$7,448,593
	General Dynamics Corp.	93,257	5,165,505
	Goodrich Corp.	30,149	1,506,546
	Honeywell International, Inc.	177,474	5,572,684
	ITT Corp.	44,482	1,979,449
	L-3 Communications Holdings, Inc.	29,267	2,030,544
	Lockheed Martin Corp.	79,651	6,423,853
	Northrop Grumman Corp.	78,962	3,606,984
	Precision Castparts Corp.	33,800	2,468,414
	Raytheon Co.	96,583	4,291,183
	Rockwell Collins, Inc.	38,716	1,615,619
	United Technologies Corp.	227,111	11,800,688

			53,910,062

Air Freight & Logistics - 1.0%	C.H. Robinson Worldwide, Inc.	41,092	2,142,948
	Expeditors International Washington, Inc.	51,200	1,707,008
	FedEx Corp.	75,156	4,180,177
	United Parcel Service, Inc. Class B	240,387	12,016,946

			20,047,079

Airlines - 0.1%	Southwest Airlines Co. (a)	180,970	1,217,928

Auto Components - 0.2%	The Goodyear Tire & Rubber Co. (b)	60,283	678,787
	Johnson Controls, Inc.	143,470	3,116,168

			3,794,955

Automobiles - 0.3%	Ford Motor Co. (b)	765,174	4,644,606
	Harley-Davidson, Inc. (a)	56,529	916,335

			5,560,941

Beverages - 2.6%	Brown-Forman Corp. Class B	23,691	1,018,239
	The Coca-Cola Co.	479,983	23,034,384
	Coca-Cola Enterprises, Inc.	77,623	1,292,423
	Constellation Brands, Inc. Class A (b)	46,656	591,598
	Dr. Pepper Snapple Group, Inc. (b)	60,800	1,288,352
	Molson Coors Brewing Co. Class B	36,400	1,540,812
	Pepsi Bottling Group, Inc.	33,173	1,122,574
	PepsiCo, Inc.	377,224	20,732,231

			50,620,613

Biotechnology - 1.9%	Amgen, Inc. (b)	244,040	12,919,478
	Biogen Idec, Inc. (b)	71,422	3,224,703
	Celgene Corp. (b)	110,136	5,268,906
	Cephalon, Inc. (b)	16,600	940,390
	Genzyme Corp. (b)	65,523	3,647,665
	Gilead Sciences, Inc. (b)	219,982	10,303,957

			36,305,099

Building Products - 0.0%	Masco Corp.	90,107	863,225

Capital Markets - 3.0%	Ameriprise Financial, Inc.	62,073	1,506,512
	The Bank of New York Mellon Corp.	288,177	8,446,468
	The Charles Schwab Corp.	224,094	3,930,609
	E*Trade Financial Corp. (a)(b)	271,282	347,241

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Federated Investors, Inc. Class B	21,648	$521,500
	Franklin Resources, Inc.	36,522	2,629,949
	The Goldman Sachs Group, Inc.	121,373	17,895,235
	Invesco Ltd. (c)	100,800	1,796,256
	Janus Capital Group, Inc.	41,032	467,765
	Legg Mason, Inc.	34,854	849,741
	Morgan Stanley	325,833	9,289,499
	Northern Trust Corp.	57,561	3,089,874
	State Street Corp.	117,715	5,556,148
	T. Rowe Price Group, Inc. (a)	61,840	2,576,873

			58,903,670

Chemicals - 1.8%	Air Products & Chemicals, Inc.	50,618	3,269,417
	CF Industries Holdings, Inc.	11,700	867,438
	The Dow Chemical Co.	255,653	4,126,239
	E.I. du Pont de Nemours & Co.	217,937	5,583,546
	Eastman Chemical Co.	17,762	673,180
	Ecolab, Inc.	41,095	1,602,294
	International Flavors & Fragrances, Inc.	18,764	613,958
	Monsanto Co.	132,372	9,840,534
	PPG Industries, Inc.	39,747	1,744,893
	Praxair, Inc.	74,157	5,270,338
	Sigma-Aldrich Corp.	30,745	1,523,722

			35,115,559

Commercial Banks - 2.7%	BB&T Corp. (a)	152,696	3,356,258
	Comerica, Inc.	36,443	770,769
	Fifth Third Bancorp	168,797	1,198,459
	First Horizon National Corp.	51,786	621,427
	Huntington Bancshares, Inc.	144,929	605,803
	KeyCorp	175,582	920,050
	M&T Bank Corp. (a)	18,866	960,845
	Marshall & Ilsley Corp.	85,321	409,541
	The PNC Financial Services Group, Inc. (d)	110,939	4,305,543
	Regions Financial Corp.	293,348	1,185,126
	SunTrust Banks, Inc.	108,111	1,778,426
	U.S. Bancorp	457,311	8,195,013
	Wells Fargo & Co.	1,122,547	27,232,990
	Zions Bancorporation (a)	27,830	321,715

			51,861,965

Commercial Services & Supplies - 0.5%	Avery Dennison Corp.	25,412	652,580
	Cintas Corp.	32,297	737,663
	Iron Mountain, Inc. (b)	44,000	1,265,000
	Pitney Bowes, Inc.	50,462	1,106,632
	R.R. Donnelley & Sons Co.	49,122	570,798
	Republic Services, Inc. Class A	78,599	1,918,602
	Stericycle, Inc. (b)	20,600	1,061,518
	Waste Management, Inc.	118,695	3,342,451

			10,655,244

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Communications Equipment - 2.7%	Ciena Corp. (b)	24,101	$249,445
	Cisco Systems, Inc. (b)	1,390,504	25,918,995
	Harris Corp.	33,000	935,880
	JDS Uniphase Corp. (b)	52,872	302,428
	Juniper Networks, Inc. (a)(b)	124,283	2,933,079
	Motorola, Inc.	549,708	3,644,564
	QUALCOMM, Inc.	399,001	18,034,845
	Tellabs, Inc. (b)	95,484	547,123

			52,566,359

Computers & Peripherals - 5.4%	Apple, Inc. (b)	215,103	30,637,120
	Dell, Inc. (b)	417,121	5,727,071
	EMC Corp. (b)	483,938	6,339,588
	Hewlett-Packard Co.	575,311	22,235,770
	International Business Machines Corp.	318,591	33,267,272
	Lexmark International, Inc. Class A (b)	19,144	303,432
	NetApp, Inc. (b)	76,900	1,516,468
	QLogic Corp. (b)	30,781	390,303
	SanDisk Corp. (b)	54,647	802,764
	Sun Microsystems, Inc. (b)	180,732	1,666,349
	Teradata Corp. (b)	43,100	1,009,833
	Western Digital Corp. (b)	54,400	1,441,600

			105,337,570

Construction & Engineering - 0.2%	Fluor Corp.	43,836	2,248,348
	Jacobs Engineering Group, Inc. (b)	29,700	1,250,073
	Quanta Services, Inc. (b)	47,600	1,100,988

			4,599,409

Construction Materials - 0.1%	Vulcan Materials Co. (a)	29,672	1,278,863

Consumer Finance - 0.6%	American Express Co.	283,774	6,594,908
	Capital One Financial Corp. (a)	107,119	2,343,764
	Discover Financial Services, Inc.	117,466	1,206,376
	SLM Corp. (b)	114,373	1,174,611

			11,319,659

Containers & Packaging - 0.2%	Ball Corp.	22,633	1,022,106
	Bemis Co.	24,030	605,556
	Owens-Illinois, Inc. (b)	40,900	1,145,609
	Pactiv Corp. (b)	32,089	696,331
	Sealed Air Corp.	37,887	699,015

			4,168,617

Distributors - 0.1%	Genuine Parts Co.	39,097	1,312,095

Diversified Consumer Services - 0.2%	Apollo Group, Inc. Class A (b)	24,731	1,758,869
	DeVry, Inc.	15,000	750,600
	H&R Block, Inc.	82,936	1,428,987

			3,938,456

Diversified Financial Services - 3.8%	Bank of America Corp. (a)	1,949,752	25,736,726
	CIT Group, Inc.	86,489	185,951
	CME Group, Inc.	15,921	4,953,182

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Citigroup, Inc. (a)	1,332,679	$3,958,057
	IntercontinentalExchange, Inc. (b)	17,500	1,999,200
	JPMorgan Chase & Co.	940,547	32,082,058
	Leucadia National Corp.	43,400	915,306
	Moody’s Corp.	45,955	1,210,914
	The NASDAQ Stock Market, Inc. (b)	33,400	711,754
	NYSE Euronext	62,600	1,705,850

			73,458,998

Diversified Telecommunication Services - 3.1%	AT&T Inc.	1,422,991	35,347,096
	CenturyTel, Inc. (a)	25,415	780,241
	Embarq Corp.	34,556	1,453,425
	Frontier Communications Corp.	74,704	533,387
	Qwest Communications International Inc. (a)	354,726	1,472,113
	Verizon Communications, Inc.	684,857	21,045,656
	Windstream Corp.	108,140	904,050

			61,535,968

Electric Utilities - 2.3%	Allegheny Energy, Inc.	42,018	1,077,762
	American Electric Power Co., Inc.	111,355	3,217,046
	Duke Energy Corp.	309,334	4,513,183
	Edison International	78,647	2,474,235
	Entergy Corp.	45,970	3,563,595
	Exelon Corp.	160,811	8,235,131
	FPL Group, Inc.	98,764	5,615,721
	FirstEnergy Corp.	73,634	2,853,318
	Northeast Utilities Inc.	38,395	856,592
	PPL Corp.	89,969	2,965,378
	Pepco Holdings, Inc.	55,384	744,361
	Pinnacle West Capital Corp.	25,558	770,574
	Progress Energy, Inc.	67,860	2,567,144
	Progress Energy, Inc. (Contigent Value Obligations) (b)	900	225
	The Southern Co.	187,100	5,830,036

			45,284,301

Electrical Equipment - 0.4%	Cooper Industries Ltd. Class A	42,450	1,318,073
	Emerson Electric Co.	182,330	5,907,492
	Rockwell Automation, Inc.	34,711	1,114,917

			8,340,482

Electronic Equipment, Instruments & Components - 0.6%	Agilent Technologies, Inc. (b)	85,649	1,739,531
	Amphenol Corp. Class A	42,200	1,335,208
	Corning, Inc.	375,449	6,029,711
	Flir Systems, Inc. (b)	34,300	773,808
	Jabil Circuit, Inc.	50,586	375,348
	Molex, Inc.	33,840	526,212

			10,779,818

Energy Equipment & Services - 1.8%	BJ Services Co.	70,533	961,365
	Baker Hughes, Inc.	74,645	2,720,064
	Cameron International Corp. (b)	52,400	1,482,920
	Diamond Offshore Drilling, Inc. (a)	16,700	1,386,935

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	ENSCO International, Inc.	34,309	$1,196,355
	FMC Technologies, Inc. (b)	30,600	1,149,948
	Halliburton Co.	215,051	4,451,556
	Nabors Industries Ltd. (b)	68,279	1,063,787
	National Oilwell Varco, Inc. (b)	100,790	3,291,801
	Rowan Cos., Inc.	27,240	526,277
	Schlumberger Ltd.	288,790	15,626,427
	Smith International, Inc.	53,001	1,364,776

			35,222,211

Food & Staples Retailing - 3.0%	CVS Caremark Corp.	350,952	11,184,840
	Costco Wholesale Corp.	102,424	4,680,777
	The Kroger Co.	157,541	3,473,779
	SUPERVALU, Inc.	51,810	670,940
	SYSCO Corp.	142,315	3,199,241
	Safeway, Inc.	103,610	2,110,536
	Wal-Mart Stores, Inc.	538,009	26,061,156
	Walgreen Co.	237,344	6,977,914
	Whole Foods Market, Inc. (a)	33,982	644,978

			59,004,161

Food Products - 1.8%	Archer-Daniels-Midland Co.	154,918	4,147,155
	Campbell Soup Co.	49,462	1,455,172
	ConAgra Foods, Inc.	107,920	2,056,955
	Dean Foods Co. (b)	42,749	820,353
	General Mills, Inc.	77,460	4,339,309
	H.J. Heinz Co.	75,907	2,709,880
	The Hershey Co.	40,646	1,463,256
	Hormel Foods Corp.	16,800	580,272
	The J.M. Smucker Co.	29,000	1,411,140
	Kellogg Co.	60,886	2,835,461
	Kraft Foods, Inc.	355,051	8,996,992
	McCormick & Co., Inc.	31,248	1,016,497
	Sara Lee Corp.	169,705	1,656,321
	Tyson Foods, Inc. Class A	74,045	933,707

			34,422,470

Gas Utilities - 0.1%	EQT Corp.	32,100	1,120,611
	Nicor, Inc.	10,858	375,904
	Questar Corp.	42,496	1,319,926

			2,816,441

Health Care Equipment & Supplies - 2.0%	Baxter International, Inc.	143,777	7,614,430
	Becton Dickinson & Co.	56,324	4,016,464
	Boston Scientific Corp. (b)	367,213	3,723,540
	C.R. Bard, Inc.	24,006	1,787,247
	Dentsply International, Inc. (a)	36,500	1,113,980
	Hospira, Inc. (b)	38,227	1,472,504
	Intuitive Surgical, Inc. (a)(b)	9,122	1,492,907
	Medtronic, Inc.	269,557	9,404,844
	St. Jude Medical, Inc. (b)	83,615	3,436,577

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Stryker Corp.	59,239	$2,354,158
	Varian Medical Systems, Inc. (b)	30,409	1,068,572
	Zimmer Holdings, Inc. (b)	53,810	2,292,306

			39,777,529

Health Care Providers & Services - 2.2%	Aetna, Inc.	109,511	2,743,251
	AmerisourceBergen Corp.	73,382	1,301,797
	Cardinal Health, Inc.	87,916	2,685,834
	Cigna Corp.	65,357	1,574,450
	Coventry Health Care, Inc. (b)	36,499	682,896
	DaVita, Inc. (b)	25,400	1,256,284
	Express Scripts, Inc. (b)	64,570	4,439,188
	Humana, Inc. (b)	40,784	1,315,692
	Laboratory Corp. of America Holdings (b)	24,623	1,669,193
	McKesson Corp.	66,091	2,908,004
	Medco Health Solutions, Inc. (b)	118,236	5,392,744
	Patterson Cos., Inc. (b)	22,466	487,512
	Quest Diagnostics, Inc.	38,142	2,152,353
	Tenet Healthcare Corp. (b)	99,685	281,112
	UnitedHealth Group, Inc.	289,545	7,232,834
	WellPoint, Inc. (b)	118,434	6,027,106

			42,150,250

Health Care Technology - 0.0%	IMS Health, Inc.	43,701	555,003

Hotels, Restaurants & Leisure - 1.5%	Carnival Corp.	105,685	2,723,502
	Darden Restaurants, Inc.	33,059	1,090,286
	International Game Technology	71,368	1,134,751
	Marriott International, Inc. Class A	71,281	1,573,173
	McDonald’s Corp.	266,001	15,292,397
	Starbucks Corp. (b)	177,391	2,463,961
	Starwood Hotels & Resorts Worldwide, Inc.	44,111	979,264
	Wyndham Worldwide Corp.	46,685	565,822
	Wynn Resorts Ltd. (a)(b)	15,000	529,500
	Yum! Brands, Inc.	111,082	3,703,474

			30,056,130

Household Durables - 0.4%	Black & Decker Corp.	14,607	418,637
	Centex Corp.	32,154	272,023
	D.R. Horton, Inc.	66,511	622,543
	Fortune Brands, Inc.	36,351	1,262,834
	Harman International Industries, Inc.	14,057	264,272
	KB Home (a)	17,991	246,117
	Leggett & Platt, Inc.	37,452	570,394
	Lennar Corp. Class A	34,191	331,311
	Newell Rubbermaid, Inc.	66,433	691,568
	Pulte Homes, Inc.	52,325	462,030
	Snap-On, Inc.	13,779	396,009
	The Stanley Works	18,789	635,820
	Whirlpool Corp. (a)	17,697	753,184

			6,926,742

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Household Products - 2.6%	Clorox Co.	33,637	$1,877,954
	Colgate-Palmolive Co.	120,484	8,523,038
	Kimberly-Clark Corp.	99,955	5,240,641
	The Procter & Gamble Co.	702,694	35,907,663

			51,549,296

IT Services - 1.0%	Affiliated Computer Services, Inc. Class A (b)	23,938	1,063,326
	Automatic Data Processing, Inc.	119,043	4,218,884
	Cognizant Technology Solutions Corp. (b)	70,502	1,882,403
	Computer Sciences Corp. (b)	37,051	1,641,359
	Convergys Corp. (b)	29,381	272,656
	Fidelity National Information Services, Inc.	46,464	927,421
	Fiserv, Inc. (b)	37,682	1,722,067
	MasterCard, Inc. Class A (a)	17,302	2,894,798
	Paychex, Inc.	77,479	1,952,471
	Total System Services, Inc.	47,200	632,008
	The Western Union Co.	171,453	2,811,829

			20,019,222

Independent Power Producers & Energy Traders - 0.2%	The AES Corp. (b)	160,863	1,867,619
	Constellation Energy Group, Inc.	47,749	1,269,168
	Dynegy, Inc. Class A (b)	132,751	301,345

			3,438,132

Industrial Conglomerates - 2.1%	3M Co.	167,485	10,065,849
	General Electric Co.	2,553,037	29,921,594
	Textron, Inc.	59,038	570,307

			40,557,750

Insurance - 2.3%	AON Corp.	66,031	2,500,594
	Aflac, Inc.	111,874	3,478,163
	The Allstate Corp. (a)	129,400	3,157,360
	American International Group, Inc. (a)	649,593	753,528
	Assurant, Inc.	28,852	695,045
	Chubb Corp.	83,497	3,329,860
	Cincinnati Financial Corp.	38,962	870,801
	Genworth Financial, Inc. Class A	104,475	730,280
	Hartford Financial Services Group, Inc.	78,524	932,080
	Lincoln National Corp.	67,631	1,163,930
	Loews Corp.	87,170	2,388,458
	MBIA, Inc. (b)	46,259	200,301
	Marsh & McLennan Cos., Inc.	124,360	2,503,367
	MetLife, Inc.	197,546	5,928,355
	Principal Financial Group, Inc.	74,898	1,411,078
	The Progressive Corp.	163,447	2,469,684
	Prudential Financial, Inc.	110,439	4,110,540
	Torchmark Corp.	20,420	756,357
	The Travelers Cos., Inc.	139,846	5,739,280
	UnumProvident Corp.	79,967	1,268,277
	XL Capital Ltd. Class A	82,635	946,997

			45,334,335

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Internet & Catalog Retail - 0.4%	Amazon.com, Inc. (b)	77,560	$6,488,670
	Expedia, Inc. (b)	50,300	760,033

			7,248,703

Internet Software & Services - 1.8%	Akamai Technologies, Inc. (b)	41,200	790,216
	eBay, Inc. (b)	260,188	4,457,020
	Google, Inc. Class A (b)	57,889	24,405,424
	VeriSign, Inc. (b)	46,373	856,973
	Yahoo! Inc. (b)	336,640	5,271,782

			35,781,415

Leisure Equipment & Products - 0.1%	Eastman Kodak Co.	64,627	191,296
	Hasbro, Inc.	29,904	724,873
	Mattel, Inc.	87,688	1,407,392

			2,323,561

Life Sciences Tools & Services - 0.4%	Life Technologies Corp. (b)	41,967	1,750,863
	Millipore Corp. (b)	13,583	953,662
	PerkinElmer, Inc.	28,361	493,481
	Thermo Fisher Scientific, Inc. (b)	100,966	4,116,384
	Waters Corp. (b)	23,669	1,218,243

			8,532,633

Machinery - 1.4%	Caterpillar, Inc.	144,316	4,768,201
	Cummins, Inc.	48,562	1,709,868
	Danaher Corp.	61,551	3,800,159
	Deere & Co.	102,108	4,079,215
	Dover Corp.	44,887	1,485,311
	Eaton Corp.	39,923	1,780,965
	Flowserve Corp.	13,500	942,435
	Illinois Tool Works, Inc.	93,129	3,477,437
	Manitowoc Co.	34,900	183,574
	PACCAR, Inc.	87,577	2,847,128
	Pall Corp.	28,375	753,640
	Parker Hannifin Corp.	38,768	1,665,473

			27,493,406

Media - 2.6%	CBS Corp. Class B	166,412	1,151,571
	Comcast Corp. Class A	695,566	10,078,751
	The DIRECTV Group, Inc. (a)(b)	128,068	3,164,560
	Gannett Co., Inc. (a)	54,725	195,368
	Interpublic Group of Cos., Inc. (b)	114,446	577,952
	The McGraw-Hill Cos., Inc.	75,901	2,285,379
	Meredith Corp.	8,645	220,880
	The New York Times Co. Class A (a)	27,998	154,269
	News Corp. Class A	562,293	5,122,489
	Omnicom Group Inc.	75,014	2,368,942
	Scripps Networks Interactive	21,700	603,911
	Time Warner Cable, Inc.	84,997	2,691,855
	Time Warner, Inc.	287,899	7,252,176
	Viacom, Inc. Class B (b)	149,629	3,396,578

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Walt Disney Co.	448,240	$10,457,439
	The Washington Post Co. Class B	1,439	506,787

			50,228,907

Metals & Mining - 0.9%	AK Steel Holding Corp.	26,700	512,373
	Alcoa, Inc. (a)	229,328	2,368,958
	Allegheny Technologies, Inc.	23,613	824,802
	Freeport-McMoRan Copper & Gold, Inc. Class B	98,875	4,954,626
	Newmont Mining Corp.	116,677	4,768,589
	Nucor Corp.	74,831	3,324,741
	Titanium Metals Corp.	20,500	188,395
	United States Steel Corp.	32,931	1,176,954

			18,119,438

Multi-Utilities - 1.4%	Ameren Corp.	50,762	1,263,466
	CMS Energy Corp.	56,131	678,062
	CenterPoint Energy, Inc.	87,058	964,603
	Consolidated Edison, Inc.	66,102	2,473,537
	DTE Energy Co.	39,053	1,249,696
	Dominion Resources, Inc.	140,918	4,709,480
	Integrys Energy Group, Inc.	19,270	577,907
	NiSource, Inc.	69,515	810,545
	PG&E Corp.	88,231	3,391,600
	Public Service Enterprise Group, Inc.	123,700	4,036,331
	SCANA Corp.	28,100	912,407
	Sempra Energy	59,538	2,954,871
	TECO Energy, Inc. (a)	53,816	642,025
	Wisconsin Energy Corp.	28,700	1,168,377
	Xcel Energy, Inc.	109,926	2,023,738

			27,856,645

Multiline Retail - 0.8%	Big Lots, Inc. (b)	19,882	418,118
	Family Dollar Stores, Inc.	33,833	957,474
	J.C. Penney Co., Inc.	53,654	1,540,406
	Kohl’s Corp. (b)	72,454	3,097,409
	Macy’s, Inc.	101,566	1,194,416
	Nordstrom, Inc. (a)	38,432	764,412
	Sears Holdings Corp. (a)(b)	13,677	909,794
	Target Corp.	181,264	7,154,490

			16,036,519

Office Electronics - 0.1%	Xerox Corp.	207,761	1,346,291

Oil, Gas & Consumable Fuels - 10.5%	Anadarko Petroleum Corp.	118,287	5,369,047
	Apache Corp.	80,803	5,829,936
	Cabot Oil & Gas Corp. Class A	25,300	775,192
	Chesapeake Energy Corp.	133,561	2,648,515
	Chevron Corp.	483,329	32,020,546
	ConocoPhillips	357,405	15,032,454
	Consol Energy, Inc.	43,648	1,482,286
	Denbury Resources, Inc. (b)	62,100	914,733
	Devon Energy Corp.	107,164	5,840,438

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	EOG Resources, Inc.	60,322	$4,097,070
	El Paso Corp.	171,559	1,583,490
	Exxon Mobil Corp. (e)	1,176,427	82,244,012
	Hess Corp.	68,484	3,681,015
	Marathon Oil Corp.	170,558	5,138,913
	Massey Energy Co.	20,600	402,524
	Murphy Oil Corp.	46,059	2,501,925
	Noble Energy, Inc.	41,800	2,464,946
	Occidental Petroleum Corp.	195,619	12,873,686
	Peabody Energy Corp.	64,642	1,949,603
	Pioneer Natural Resources Co.	28,900	736,950
	Range Resources Corp.	37,700	1,561,157
	Southwestern Energy Co. (b)	83,000	3,224,550
	Spectra Energy Corp.	152,961	2,588,100
	Sunoco, Inc.	28,208	654,426
	Tesoro Corp.	33,400	425,182
	Valero Energy Corp.	134,160	2,265,962
	Williams Cos., Inc.	139,867	2,183,324
	XTO Energy, Inc.	140,003	5,339,714

			205,829,696

Paper & Forest Products - 0.2%	International Paper Co.	103,284	1,562,687
	MeadWestvaco Corp.	41,015	673,056
	Weyerhaeuser Co.	51,212	1,558,381

			3,794,124

Personal Products - 0.2%	Avon Products, Inc.	102,958	2,654,257
	The Estée Lauder Cos., Inc. Class A	28,032	915,805

			3,570,062

Pharmaceuticals - 7.4%	Abbott Laboratories	372,554	17,524,940
	Allergan, Inc.	75,008	3,568,881
	Bristol-Myers Squibb Co.	477,631	9,700,686
	Eli Lilly & Co.	244,056	8,454,100
	Forest Laboratories, Inc. (b)	73,774	1,852,465
	Johnson & Johnson	664,337	37,734,342
	King Pharmaceuticals, Inc. (b)	59,473	572,725
	Merck & Co., Inc.	512,025	14,316,219
	Mylan, Inc. (a)(b)	73,643	961,041
	Pfizer, Inc.	1,633,130	24,496,950
	Schering-Plough Corp.	395,222	9,927,977
	Watson Pharmaceuticals, Inc. (b)	25,207	849,224
	Wyeth	323,434	14,680,669

			144,640,219

Professional Services - 0.2%	Dun & Bradstreet Corp.	13,200	1,071,972
	Equifax, Inc.	30,954	807,899
	Monster Worldwide, Inc. (b)	29,551	348,997
	Robert Half International, Inc.	37,992	897,371

			3,126,239

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) - 1.0%	Apartment Investment & Management Co. Class A	33,670	$297,980
	AvalonBay Communities, Inc.	17,927	1,002,836
	Boston Properties, Inc.	33,146	1,581,064
	Equity Residential	65,836	1,463,534
	HCP, Inc.	65,600	1,390,064
	Health Care REIT, Inc.	26,700	910,470
	Host Marriott Corp.	142,795	1,198,050
	Kimco Realty Corp.	75,241	756,172
	Plum Creek Timber Co., Inc. (a)	37,430	1,114,665
	ProLogis (a)	114,164	920,162
	Public Storage (a)	29,046	1,901,932
	Simon Property Group, Inc.	65,668	3,377,305
	Ventas, Inc.	35,700	1,066,002
	Vornado Realty Trust (a)	36,524	1,644,663

			18,624,899

Real Estate Management & Development - 0.0%	CB Richard Ellis Group, Inc. (b)	49,991	467,916

Road & Rail - 0.9%	Burlington Northern Santa Fe Corp.	66,402	4,883,203
	CSX Corp.	94,510	3,272,881
	Norfolk Southern Corp.	88,502	3,333,870
	Ryder System, Inc.	14,147	394,984
	Union Pacific Corp.	120,710	6,284,163

			18,169,101

Semiconductors & Semiconductor Equipment - 2.5%	Advanced Micro Devices, Inc. (a)(b)	135,082	522,767
	Altera Corp.	70,804	1,152,689
	Analog Devices, Inc.	70,298	1,741,984
	Applied Materials, Inc.	320,980	3,521,151
	Broadcom Corp. Class A (b)	100,864	2,500,419
	Intel Corp.	1,346,453	22,283,797
	KLA-Tencor Corp.	41,066	1,036,917
	LSI Corp. (b)	154,775	705,774
	Linear Technology Corp.	53,569	1,250,836
	MEMC Electronic Materials, Inc. (b)	54,000	961,740
	Microchip Technology, Inc. (a)	44,000	992,200
	Micron Technology, Inc. (a)(b)	192,543	974,268
	National Semiconductor Corp.	47,034	590,277
	Novellus Systems, Inc. (b)	23,492	392,316
	Nvidia Corp. (b)	129,711	1,464,437
	Teradyne, Inc. (b)	40,761	279,621
	Texas Instruments, Inc.	305,412	6,505,276
	Xilinx, Inc.	61,926	1,267,006

			48,143,475

Software - 4.2%	Adobe Systems, Inc. (b)	126,476	3,579,271
	Autodesk, Inc. (b)	54,723	1,038,643
	BMC Software, Inc. (b)	44,589	1,506,662

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	CA, Inc.	95,124	$1,658,011
	Citrix Systems, Inc. (b)	43,498	1,387,151
	Compuware Corp. (b)	59,171	405,913
	Electronic Arts, Inc. (b)	77,682	1,687,253
	Intuit, Inc. (b)	77,496	2,182,287
	McAfee, Inc. (b)	37,200	1,569,468
	Microsoft Corp.	1,845,187	43,860,095
	Novell, Inc. (b)	83,031	376,130
	Oracle Corp.	913,019	19,556,867
	Salesforce.com, Inc. (b)	25,700	980,969
	Symantec Corp. (b)	195,918	3,048,484

			82,837,204

Specialty Retail - 1.9%	Abercrombie & Fitch Co. Class A	20,982	532,733
	AutoNation, Inc. (b)	26,013	451,326
	AutoZone, Inc. (b)	8,164	1,233,662
	Bed Bath & Beyond, Inc. (b)	60,866	1,871,630
	Best Buy Co., Inc.	81,057	2,714,599
	GameStop Corp. Class A (b)	39,500	869,395
	The Gap, Inc.	112,599	1,846,624
	Home Depot, Inc.	409,373	9,673,484
	Limited Brands, Inc.	66,343	794,126
	Lowe’s Cos., Inc.	353,889	6,868,985
	O’Reilly Automotive, Inc. (b)	32,600	1,241,408
	Office Depot, Inc. (b)	66,047	301,174
	RadioShack Corp.	30,229	421,997
	The Sherwin-Williams Co.	23,848	1,281,830
	Staples, Inc.	172,293	3,475,150
	TJX Cos., Inc.	100,572	3,163,995
	Tiffany & Co. (a)	29,763	754,790

			37,496,908

Textiles, Apparel & Luxury Goods - 0.5%	Coach, Inc.	77,508	2,083,415
	Nike, Inc. Class B	93,555	4,844,278
	Polo Ralph Lauren Corp.	13,718	734,462
	VF Corp.	21,294	1,178,623

			8,840,778

Thrifts & Mortgage Finance - 0.1%	Hudson City Bancorp, Inc.	126,119	1,676,122
	People’s United Financial, Inc.	84,100	1,264,864

			2,940,986

Tobacco - 1.7%	Altria Group, Inc.	493,036	8,080,876
	Lorillard, Inc.	39,100	2,649,807
	Philip Morris International, Inc.	472,937	20,629,512
	Reynolds American, Inc.	40,561	1,566,466

			32,926,661

Trading Companies & Distributors - 0.1%	Fastenal Co. (a)	31,300	1,038,221
	W.W. Grainger, Inc.	15,292	1,252,109

			2,290,330

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Wireless Telecommunication Services - 0.4%	American Tower Corp. Class A (b)	95,800	$3,020,574
	MetroPCS Communications, Inc. (b)	61,800	822,558
	Sprint Nextel Corp. (b)	691,552	3,326,365

			7,169,497

	Total Long-Term Investments (Cost - $2,211,819,371) - 99.3%		1,940,442,220

	Short-Term Securities

	BlackRock Liquidity Funds, TempFund, 0.45% (d)(f)	21,519,893	21,519,893

		Beneficial Interest (000)

	BlackRock Liquidity Series, LLC Money Market Series, 0.55% (d)(f)(g)	$63,071	63,071,050

	Total Short-Term Securities (Cost - $84,590,943) - 4.3%		84,590,943

	Total Investments (Cost - $2,296,410,314*) - 103.6%		2,025,033,163
	Liabilities in Excess of Other Assets - (3.6)%		(70,173,579)

	Net Assets - 100.0%		$1,954,859,584

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,818,699,051

Gross unrealized appreciation	$733,713,065
Gross unrealized depreciation	(527,378,953)

Net unrealized appreciation	$206,334,112

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Depositary receipts.

(d)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Loss	Income

BlackRock Liquidity Funds, TempFund	$21,519,893	[1]	—		—	$30,470
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$36,541,122	[2]	—	$26,836
BlackRock Liquidity Series, LLC Money Market Series	$34,215,405	[1]	—		—	$409,275
The PNC Financial Services Group, Inc.	$3,886,138		$1,980,582		$(1,856,191)	$79,514

1 Represents net purchase cost.

2 Represents net sale cost.

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)

(e)	All or a portion of security held as collateral in connection with open financial futures contracts.

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash proceeds from securities loans.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease.

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation

84	S&P 500 Index	September 2009	$19,478,199	$(252,699)

Master S&P 500 Index Series of Quantitative Master Series LLC

Schedule of Investments June 30, 2009 (Unaudited)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical securities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Series’ investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$1,940,441,995
Short-Term Securities	21,519,893

Total Level 1	1,961,961,888

Level 2
Electric Utilities	225
Short-Term Securities	63,071,050

Total Level 2	63,071,275

Level 3	—

Total	$2,025,033,163

Valuation Inputs	Other Financial Instruments[2]

Liabilities

Level 1	$(252,699)
Level 2	—
Level 3	—

Total	$(252,699)

[1]See above Schedule of Investments for values in each industry, excluding the industry in Level 2 within the table.

[2]Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 21, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 21, 2009